COMMON SHARES	12 Months Ended
Dec. 31, 2025
COMMON SHARES
COMMON SHARES

(16)COMMON SHARES

On December 18, 2019, the Company entered into a subscription agreement with CL-TCC, a company focusing on investments in culture and education industry, in connection with a private placement for the Company’s common shares. ACG completed this private placement with CL-TCC on December 24, 2019, under which it issued 5,662,634 common shares of the Company for gross proceeds of approximately $10.0 million. As of December 31, 2019, ACG has received cash consideration of $8.8 million (RMB 61.7 million) in accordance with the payment terms of the subscription agreement. The rest of the proceeds of $1.2 million (RMB 8.5 million) was received on April 10, 2020.

In May 2020, ACG’s Board of Directors approved a share repurchase plan authorizing the Company to repurchase up to USD1.0 million of its issued and outstanding ADSs from the open market and through privately negotiated transactions, effective through December 31, 2020. By December 31, 2020, the Company had repurchased 450,337 ADSs at an average stock price of USD1.2631 for a total cash consideration of $0.6 million (RMB 4.0 million). This share repurchase plan expired on December 31, 2020. The Company has cumulatively used 1,124,626 ADSs and 1,124,626 ADSs purchased from the open market for settlement of vested share options and restricted shares vesting as of December 31, 2024 and 2025 respectively. During the current period, the Company’s common shares increased by 344,570 shares as a result of the issuance of common shares with net-settlement of employee individual income tax.